FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                     _____________________________________


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       DATE OF REPORT:  JANUARY 26, 1999
                       (Date of earliest event reported)



                          KIMBERLY-CLARK CORPORATION
            (Exact name of registrant as specified in its charter)


       DELAWARE                         1-225             39-0394230

 (State or other jurisdiction      (Commission File     (IRS Employer
  of incorporation)                    Number)         Identification No.)


           P.O. BOX 619100, DALLAS, TEXAS                 75261-9100
       (Address of principal executive offices)           (Zip Code)


                                (972) 281-1200
             (Registrant's telephone number, including area code)



                     _____________________________________

Item  5.    Other  Events
-------------------------

Attached hereto as Exhibit 99 is a press release issued by Kimberly-Clark Corporation in connection with its 1999 fourth quarter and annual earnings.



                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KIMBERLY-CLARK  CORPORATION



Date: January  28,  1999                 By: /s/ John W. Donehower
                                             ----------------------
                                             John  W.  Donehower
                                             Senior  Vice  President  and
                                             Chief  Financial  Officer

                                       EXHIBIT  INDEX
                                       --------------


     (99) Press release issued by Kimberly-Clark Corporation in connection with its 1999 fourth quarter and annual earnings.